Exhibit 10.2
Execution Version
BORROWING BASE REDETERMINATION AGREEMENT AND AMENDMENT NO. 1

This BORROWING BASE REDETERMINATION AGREEMENT AND AMENDMENT NO. 1 (herein called this “Agreement”) is made as of November 30, 2018 by and among Magnolia Oil & Gas Intermediate LLC, a Delaware limited liability company (“Holdings”), Magnolia Oil & Gas Operating LLC, a Delaware limited liability company (the “Borrower”), each Guarantor, each Lender party hereto as set forth on the signature pages hereto and Citibank, N.A., as the Administrative Agent and the Collateral Agent.
W I T N E S S E T H:
    WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank are party to that certain Credit Agreement dated as of July 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), whereby each Issuing Bank became obligated to issue Letters of Credit for the account of the Credit Parties and the Lenders became obligated to make Loans to the Borrower in each case, as therein provided; and

WHEREAS, Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party hereto desire to provide for the first Scheduled Redetermination of the Borrowing Base and to amend certain terms of the Credit Agreement as more specifically set forth below;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the Loans and other credit which may hereafter be made or provided by the Lenders and each Issuing Bank to the Credit Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES

Section 1.1.    Defined Terms. Unless the context otherwise requires, capitalized terms used in this Agreement shall have the meanings assigned to them either in the preamble and recitals hereto or in the Credit Agreement, as applicable.
ARTICLE II.
BORROWING BASE REDETERMINATION

Section 2.1.    Scheduled Redetermination of the Borrowing Base. This Agreement shall constitute notice of the Scheduled Redetermination to occur on or about November 1, 2018 pursuant to Section 2.14 of the Credit Agreement, and the Administrative Agent, the Collateral Agent, each Issuing Bank, the Lenders party hereto hereby agree (and the Borrower and the
[Borrowing Base Redetermination Agreement and Amendment No. 1]

Guarantors hereby accept) that effective as of the Effective Date, the Borrowing Base shall remain $550,000,000, and such redetermined Borrowing Base (which shall be deemed to be the Scheduled Redetermination of the Borrowing Base to be effective as of October 1, 2018 or as promptly as possible thereafter) shall remain in effect until the earlier of (a) the next Scheduled Redetermination or Interim Redetermination of the Borrowing Base or (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.
ARTICLE III.
AMENDMENTS TO CREDIT AGREEMENT

Section 3.1    Amendments to Section 1.1.
(a)    The definition of “Consolidated EBITDAX” set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (vii) thereof in its entirety to read as follows:
“(vii)    the amount of “run rate” net cost savings, synergies and operating expense reductions related to (x) the Transactions that are reasonably identifiable and projected by the Borrower in good faith to result from (and are reasonably attributable to (in the good faith determination of the Borrower)) actions that have been taken or committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within eighteen (18) months after the Effective Date and (y) acquisitions, Dispositions, discontinuance of activities or operations or other Specified Transactions (including, for the avoidance of doubt, acquisitions occurring prior to the Effective Date), restructurings, cost savings initiatives, operational changes and other initiatives that are factually supportable and reasonably identified in writing to the Administrative Agent together with the delivery of a certificate pursuant to Section 9.1(c) and projected by the Borrower in good faith to result from (and are reasonably attributable to (in the good faith determination of the Borrower)) actions taken or committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) no later than eighteen (18) months after such acquisition, Disposition or other Specified Transaction, restructuring, cost savings initiative, operational change or other initiative (or undertaken or implemented prior to consummation of the acquisition or other applicable transaction) (including any actions taken on or prior to the Effective Date), in each case for foregoing clauses (x) and (y), calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the period for which Consolidated EBITDAX is being determined and if such cost savings, operating expense reductions and synergies were realized during the entirety of such period, net of the amount of actual benefits realized during such period from such action (it is understood and agreed that “run rate” means the full recurring benefit for a period that is associated with
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[Borrowing Base Redetermination Agreement and Amendment No. 1]

any action taken or with respect to which substantial steps have been taken or are expected to be taken or committed to be taken within the timeframe described above) (which adjustments may be incremental to (but not duplicative of) pro forma cost savings, synergies or operating expense reduction adjustments made pursuant to Section 1.12); provided further that the aggregate amount of any such “run rate” net cost savings, synergies and operating expense reductions add-backs made pursuant to this clause (vii) and clause (c) of Section 1.12 shall not exceed 15% of Consolidated EBITDAX (calculated prior to giving effect to such add-backs), plus”

(b)    The definition of “Lender-Related Distress Event” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end thereof:
“; provided, further, that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or any person that directly or indirectly controls such Lender under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation) shall not be deemed to be a Lender-Related Distress Event.”

ARTICLE IV.
CONDITIONS OF EFFECTIVENESS

Section 4.1.    Conditions to Effectiveness of Agreement. This Agreement shall become effective on the first date on which each of the conditions set forth in this Section 4.1 is satisfied (the “Effective Date”):
(a)    The Administrative Agent shall have received executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Agreement from (i) the Borrower, (ii) each Guarantor, (iii) the Administrative Agent, (iv) the Collateral Agent and (v) the Lenders constituting at least the Required Lenders.
(b)    The Lenders shall have received (i) an updated Reserve Report, (ii) a Reserve Report Certificate with respect to the foregoing and (iii) such other Engineering Reports as the Required Lenders may have reasonably requested.
(c)    The Borrower shall have paid (including an authorization by the Borrower to debit an account with the Administrative Agent), no later than the Effective Date, all fees and reasonable out-of-pocket expenses of the Agents and Lenders to the extent invoiced at least three (3) Business Days prior to the Effective Date, required to be reimbursed or paid by the Borrower pursuant to Section 13.5 of the Credit Agreement.
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ARTICLE V.
MISCELLANEOUS

Section 5.1.    Ratification of Agreements. By its acceptance hereof, each of Holdings, the Borrower and each other Guarantor hereby ratifies and confirms each Credit Document to which it is a party in all respects, after giving effect to the Scheduled Redetermination and other agreements set forth herein. From and after the Effective date, any reference to the Credit Agreement in any Credit Document shall be deemed to be a reference to the Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement, or any other Credit Document nor constitute a waiver of any provision of the Credit Agreement, or any other Credit Document.
Section 5.2.    Credit Documents. This Agreement is a Credit Document, and from and after the Effective Date, all provisions in the Credit Agreement pertaining to Credit Documents apply hereto and thereto.
Section 5.3.    Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York.
Section 5.4.    Counterparts; Electronic Transmission. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly executed by with electronic signatures and delivered by facsimile or other electronic transmission, which shall have the same legal effect, validity or enforceability as a manually executed and physically delivered signature.
THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES HERETO.
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[Borrowing Base Redetermination Agreement and Amendment No. 1]

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Magnolia Oil & Gas Intermediate LLC
Magnolia Oil & Gas Operating LLC
MAGNOLIA OIL & GAS FINANCE CORP.

By:     /s/ Christopher Stavros
Name:     Christopher Stavros
Title:     Executive Vice President - Chief Financial Officer
        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

CITIBANK, N.A., as the Administrative Agent, Collateral Agent and a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Jorge Diaz Granados
Name:    Jorge Diaz Granados
Title:    Authorized Officer

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

BANK OF AMERICA. n.a.,
as a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Vice President

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:    /s/ Marc Graham
Name:    Marc Graham
Title:    Managing Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

BMO HARRIS BANK N.A.,
as a Lender

By:     /s/ James V. Ducote
Name: Javes V. Ducote
Title:     Managing Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

ING CAPITAL LLC,
as a Lender

By:    /s/ Juli Bieser
Name:    Juli Bieser
Title:    Managing Director

By:    /s/ Josh Strong
Name:    Josh Strong
Title:    Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title:     Authorized Signatory

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

MUFG UNION BANK, N.A.,
as a Lender

By:    /s/ Traci Bankston
Name:    Traci Bankston
Title:    Authorized Signatory

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

SOCIETE GENERALE,
as a Lender

By:    /s/ Max Sonnonstine
Name:    Max Sonnonstine
Title:    Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:    /s/ Nupar Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

PNC BANK, N.A.,
as a Lender

By:    /s/ John Engel
Name:    John Engel
Title:    Vice President

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

REGIONS BANK,
as a Lender

By:    /s/ Kelly L. Elmore III
Name:    Kelly L. Elmore III
Title:    Managing Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:    /s/ Jason Zilewicz
Name:     Jason Zilewicz
Title:      Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Tara R. Mclean
Name:    Tara R. Mclean
Title:    Vice President

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]

UBS AG, STAMFORD BRANCH,
as a Lender

By:    /s/ Houssem Daly
Name:    Houssem Daly
Title:    Associate Director

By:    /s/ DaNese Anas
Name:    DaNese Anas
Title:    Director

        [Signature Page to Borrowing Base Redetermination Agreement and Amendment No. 1]